STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 5th day of January (the “Execution Date”), by and among GOLDEN EAGLE INTERNATIONAL, INC., a Colorado corporation (“GEII”), and GENE C. GEIGER, an individual (“Geiger”).

R E C I T A L S:

A.	Litigation has arisen between and among GEII and Geiger.

B.	As a means of settling this litigation, Geiger is willing to accept 50,000,000 shares of Common Stock to be issued by GEII (the “Shares”) pursuant to the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933 (15 U.S.C. § 77c(a)(10)), and GEII is willing to issue such shares to Geiger (which issuance, with the other transactions contemplated for the settlement of the litigation, is referred to herein as the “Settlement”).

C.	The parties have determined that a settlement of the litigation on the foregoing terms is in the best interests of Geiger and GEII.

D.	GEII has made available to Geiger its annual report on Form 10-KSB for the year ended December 31, 2003, its quarterly reports on Form 10-QSB for the quarters ended during the calendar year 2004, and all current reports on Form 8-K GEII has filed since January 1, 2004 (collectively the “Exchange Act Reports”), as well as all press releases and other information that GEII has publicly released since January 1, 2004 (the “Other Public Information”). The Exchange Act Reports and the Other Public Information (all of which are available at www.geii.com) are collectively referred to as the “Disclosure Information.”

        NOW, THEREFORE, in consideration of the above facts, the mutual promises and covenants contained herein and in a settlement agreement between and among Geiger and GEII, (the “Settlement Agreement”), and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    1.        Acquisition of Shares. Not later than two business days after the Effective Date, GEII shall deliver a certificate for the Shares to Geiger, as described in Recital B above. GEII will consider the Shares to be issued and outstanding as of the Effective Date.

    2.        Effective Date. The Effective Date of this Agreement is the date that the District Court for the City and County of Denver in Case No. 2003-CV-9390 (the “Court”) approves the Settlement at a hearing (the “Hearing”) conducted in a manner that complies with Section 3(a)(10) of the Securities Act of 1933, as amended (the “Act”).

    3.        Representations and Warranties of GEII. GEII hereby represents and warrants to Geiger that:

        3.1 Organization and Standing. GEII is a corporation duly organized, existing and in good standing under the laws of the State of Colorado. GEII has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

        3.2 Corporate Power. GEII has all requisite legal and corporate power and authority to enter into this Agreement and to issue the Shares as provided herein.

        3.3 Authorization. All corporate action on the part of GEII, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by GEII and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the performance of all of GEII’s obligations under this Agreement have been taken. On the Effective Date, this Agreement shall constitute valid and binding obligation of GEII, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by applicable law. The Shares, when issued in accordance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Shares will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon Geiger; provided, however that the Shares may be subject to restrictions on transfer under state and/or federal securities laws and as set forth herein.

        3.4 Removal of Restrictive Legend. GEII will remove the restrictive legend from the certificate representing the Shares upon delivery to it of information that Geiger’s proposed transfer of the Shares complies with the requirements of paragraph 5 of Staff Legal Bulletin No. 3 (October 20, 1999) or an opinion of counsel, in form and substance reasonably acceptable to GEII, that a registration statement under the Act and qualification under applicable state securities laws is at the time in effect with respect to the legended security or that such security can be freely transferred without such registration and qualification.

        3.5 Disclosure. This Agreement, and the Disclosure Information and other written documentation delivered in connection herewith or which have otherwise been obtained by Geiger from GEII in their due diligence, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

    4.        Representations and Warranties of Geiger. Geiger hereby represents and warrants to GEII as follows:

        4.1 Authorization. On the Effective Date, this Agreement shall constitute a valid and binding obligation of Geiger, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by applicable law.

        4.2 Investment Representations. Geiger understands and acknowledges that the Shares have not been registered under the Act, or any state securities laws, and that the Shares are being offered under exemptions from the registration requirements of such laws. Geiger hereby represents and warrants that:

    (A)        No sale will occur and Geiger will not be making an investment decision until the Effective Date and an exemption from registration is available to issue the Shares. Without limitation of the foregoing, Geiger understands that he may, in his discretion, appear at the Hearing and argue for or against the fairness of the proposed settlement, but concurs that the Court’s determination on such matter will be binding.

    (B)        The Shares will be acquired by Geiger for investment and not with a view to the sale or other distribution thereof within the meaning of the Act except to the extent that Geiger complies with the requirements set forth in Section 3.4 above. Specifically, Geiger understands that:

(i) if Geiger has held the Shares for less than one year, he may sell the Shares only when the following requirements of Rule 144 as mandated by Rule 145 (d) of the Act are met:

(a) GEII has current information publicly available, as set forth in Rule 144(c) of the Act;

(b) Geiger complies with the volume limitations on resale, as set forth in Rule 144(e) of the Act;

    (c)        Sales are made in transactions with a market maker or through a broker-dealer in brokers’ transactions, as set forth in Rule 144(f) of the Act. “Brokers’ transaction” is defined in Rule 144(g) of the Act; and

(d) Geiger’s broker-dealer provides written representations to GEII and its legal counsel that:

(1)     The broker-dealer is registered as a broker-dealer with the Securities and Exchange Commission pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(2)     Before completing any transaction in the Shares, the broker-dealer will make inquiry of GEII and receive confirmation from GEII that current information is publicly available as required by paragraph (c) of Rule 144;

(3)     The broker-dealer will only sell the Shares in a broker’s transaction or a transaction with a market maker as described in, and subject to the limitations of, paragraph (f) of Rule 144. In no event will the broker-dealer receive more than the usual and customary broker’s commission; and

(4)     After reasonable inquiry, the broker-dealer is not aware of circumstances indicating that Geiger is an underwriter with respect to the Shares or that the sale of the Shares is part of a distribution of securities of GEII.

    (ii)        If Geiger has held the Shares more than one year and less than two years, he may sell the Shares only when GEII has current information publicly available, as set forth in Rule 144(c) of the Act. GEII will permit the removal of the legend from the shares upon receiving written representations from Geiger’s broker-dealer that:

(a) the broker-dealer is registered as a broker-dealer with the Securities and Exchange Commission pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and

    (b)        Before completing any transaction in the Shares, the broker-dealer will make inquiry of GEII and receive confirmation from GEII that current information is publicly available as required by paragraph (c) of Rule 144.

(iii) If Geiger has held the Shares more than two years, GEII will agree to remove the restrictive legend from the Shares with no additional requirements.

    (iv)        Geiger understands that he will not be able to transfer, distribute, or assign the Shares or any interest therein unless there is available an exemption from registration for such transfer, distribution, or assignment under federal law and all applicable state laws, which exemption must be established to the reasonable satisfaction of GEII.

    (C)        Geiger is capable of evaluating the merits and risks of any investment in the Shares, is financially capable of bearing a total loss of this investment and has either: (i) a preexisting personal or business relationship with GEII or its principals; or (ii) by reason of Geiger’s business or financial experience, has the capacity to protect his or its own interest in connection with this investment.

    (D)        Geiger has received and reviewed the Disclosure Information and has had access to all information regarding GEII, its present and prospective business, assets, liabilities and financial condition that Geiger considers important to making the decision to acquire the Shares and has had ample opportunity to ask questions of and receive answers from GEII’s representatives concerning an investment in the Shares and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

    (E)        Geiger has discussed this Agreement, his due diligence investigation into the operations, assets, financial condition, business, and risks of GEII, the advisability of entering into and acquiring the Shares pursuant to this Agreement in accordance with its terms with its legal, financial, investment, tax, and other advisors to the extent that Geiger has determined such consultation to be necessary or appropriate. Geiger has entered into this Agreement and has acquired the Shares pursuant to this Agreement in accordance with the advice received and with full appreciation for the risks associated with an investment in the Company.

    5.        Brokers or Finders. GEII has not and will not incur, directly or indirectly, as a result of any action taken by Geiger, or any affiliate of Geiger, any liability for brokerage or finders’ fees or agents’ commissions, attorneys’ fees, or any similar charges in connection with this Agreement. Geiger has not, and will not, incur, directly or indirectly, as a result of any action taken by GEII or any affiliate of GEII, any liability for brokerage or finders’ fees or agents’ commissions, attorneys’ fees, or any similar charges in connection with this Agreement.

    6.        Miscellaneous.

        6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Colorado without application of principles of conflicts of laws.

        6.2 Survival. Section 6 shall survive the closing of the transaction contemplated hereby pursuant to its terms.

        6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      6.4 Entire Agreement; Amendment.

    (A)        This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any provision of this Agreement may be amended and may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of GEII and Geiger.

    (B)        Any amendment or waiver effected in accordance with this Section 6.4 shall be binding upon each holder of any Shares issued under this Agreement at the time outstanding, each future holder of all such Shares, and GEII; provided, however, that no condition to closing may be waived without Geiger’s consent.

        6.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be (i) delivered personally or by facsimile, (ii) transmitted by first-class mail, postage prepaid, or airmail, postage prepaid, in the event of mailing for delivery outside of the country in which mailed, (iii) transmitted by an overnight courier of recognized reputation or of recognized international reputation in the event of an international delivery, or (iv) transmitted by telecopier (with confirmation by airmail or courier), addressed:

    (a)        if to Geiger, at Geiger’s address as set forth below, or at such other address as Geiger shall have furnished to GEII in writing, or (b) if to GEII, at its address set forth below, or at such other address as GEII shall have furnished to each such holder in writing. Except as otherwise specified herein, all notices and other communications shall be deemed to have been duly given on (A) the date of receipt if delivered personally or by facsimile, (B) the date seven days after posting if transmitted by mail, (C) the date three days after delivery to the courier if sent by recognized or internationally recognized courier service, or (D) the date on which written confirmation would be deemed to have been given as provided above, whether by mail or by courier, as applicable, if transmitted by telecopier, whichever shall first occur.

        6.6 Severability of this Agreement. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        6.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        6.9 Expenses. Each party will bear its own costs and expenses incurred in connection with this Agreement.

        IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year first written above.

GENE C. GEIGER:

Signature: /s/ Gene C. Geiger

Date: January 5, 2005

      Address: 10327 Woodhaven Ridge RoadParker,
CO 80138

GOLDEN EAGLE INTERNATIONAL, INC.:

      Signature: /s/ Terry C. Turner

      Terry C. Turner, President

      Date: January 5, 2005

Address: 12401 South 450 East Building D1

      Salt Lake City, UT

      84020